CNB CORPORATION

and

THE CONWAY NATIONAL BANK

FINANCIAL REPORT

SEPTEMBER 30, 2007

www.conwaynationalbank.com

TO OUR SHAREHOLDERS AND FRIENDS:

Conway National experienced solid financial performance through the first three quarters of 2007.  Net income for the nine months ended September 30, 2007 totaled $7,517,000, down slightly, .8%, from $7,575,000 earned for the same period in 2006.  On a per share basis, adjusted for the 10% stock dividend issued during September 2007, earnings declined .2% from $8.74 in 2006 to $8.72 in 2007.  Total assets grew to $849.1 million at September 30, 2007, with capital at $84.7 million.

As of September 30, 2007, total assets were $849,066,000, an increase of .1% over September 30, 2006; total deposits amounted to $677,800,000, a decline of .3% from the previous year; loans totaled $562,457,000, a decrease of .8% from 2006; and investment securities were $208,590,000, an increase of 18.2% from the prior year.  The lower level of growth in total assets, the decline in deposits, and the decline in loans are commensurate with the decline in the level of economic activity within the Bank's market area during the period, primarily associated with a slowing in the local real estate market.  Also, in relation to deposit growth, the Federal Deposit Insurance Corporation recently released market share data for June 30, 2007, which indicated that Conway National rose from third to second position in Horry County market share despite a minor decline in deposits.  As well, stockholders' equity rose to $84,690,000 at September 30, 2007, an increase of 8.8% over the same period in 2006 resulting in a book value of $98.52 per share, net of the effect of the 10% stock dividend issued in September 2007.

Net income for the nine-month period ended September 30, 2007 of $7,517,000 represents an annualized return on average assets of 1.19% and an annualized return on average stockholders' equity of 12.47%, which compare favorably to peer and to historical returns experienced by the Bank.  Bank earnings are primarily the result of the Bank's net interest income, which declined .3%, from $23,202,000 for the nine- month period ended September 30, 2006 to $23,121,000 for the nine-month period ended September 30, 2007.  The decline in net interest income is attributable, in part, to the decline in economic activity as well as increased competition in the local market for both deposits and loans.  Other factors which affect earnings include the provision for possible loan losses, other expense, and other income. The provision for possible loan losses decreased 34.6% from $888,000 to $581,000 for the nine-month periods ended September 30, 2006 and 2007, respectively.  The decrease in the provision for possible loan losses is primarily due to weakened loan demand from the real estate sector.  The allowance for loan losses, as a percentage of net loans, increased slightly from 1.15% at September 30, 2006 to 1.16% at September 30, 2007.  Other expenses increased .6% from $16,212,000 to $16,309,000 and other income increased 1.5% from $5,085,000 to $5,160,000 during the same period.  Non-interest expenses increased overall due to additional staffing, increased compensation, fixed asset expenditures, increased advertising, and increased health care costs.  This increase in expenses was partially offset by a decline in the amount of expenses at the corporate level as well as the impact of the Bank's revision of its FASB 91 accounting procedures and the consequent impact of net deferred loan costs on salaries expense.  Non-interest income increased primarily due to increased service charge income on deposit accounts offset by the non-recurrence of extraordinary other income received in 2006.

Conway National maintained solid earnings for the nine-month period ended September 30, 2007 despite the decline in economic activity during the period.  During the third quarter of 2007 the Bank began clearing images with the Federal Reserve thus completing the Check 21 conversion process.  The construction of our fifteenth banking office, Little River, is well underway; and we anticipate its opening in the first quarter of 2008.  Renovations to the third floor of our Operations and Administration building are near completion.

In recognition of continued strong performance, the Board of Directors declared a ten percent stock dividend at the end of the third quarter of 2007.  Thank you for your continued support which makes the Bank's success and this stock dividend possible.

W. Jennings Duncan, President
CNB Corporation and The Conway National Bank

CNB CORPORATION AND SUBSIDIARY Conway, South Carolina CONSOLIDATED BALANCE SHEET (Unaudited)

ASSETS:	Sept. 30, 2007	Sept. 30, 2006
Cash and due from banks.........................................................	$ 18,255,000	$ 32,456,000
Investment securities:
Obligations of United States government sponsored entities...............................................................	185,005,000	154,981,000
Obligations of states and political subdivisions.........................	21,600,000	18,802,000
Other securities......................................................................	1,985,000	2,724,000
Total investment securities.............................................	208,590,000	176,507,000
Federal funds sold and securities purchased under agreement to resell.................................................................	30,500,000	44,000,000
Loans.......................................................................................	562,457,000	567,088,000
Less allowance for loan losses................................................	(6,389,000)	(6,491,000)
Net loans......................................................................	556,068,000	560,597,000
Bank premises and equipment...................................................	22,544,000	21,329,000
Other assets.............................................................................	13,109,000	13,186,000
Total assets..................................................................	$849,066,000	$848,075,000

LIABILITIES AND STOCKHOLDERS' EQUITY:
Liabilities:
Deposits:
Noninterest-bearing.............................................................	$125,115,000	$144,098,000
Interest-bearing...................................................................	552,685,000	535,888,000
Total deposits...............................................................	677,800,000	679,986,000

Federal funds purchased and securities sold under agreement to repurchase......................................................	72,792,000	65,547,000
Other short-term borrowings.....................................................	5,817,000	18,436,000
Other liabilities..........................................................................	7,967,000	6,284,000
Total Liabilities..............................................................	764,376,000	770,253,000

Stockholders' Equity:
Common stock, par value $10.00 per share: Authorized 1,500,000; issued 789,774 in 2006 and 868,422 in 2007..................................................	8,684,000	7,898,000
Surplus..................................................................................	55,939,000	43,547,000
Undivided profits...................................................................	21,320,000	28,669,000
Net unrealized holding gains/(losses) on available-for-sale securities...................................................	76,000	(1,596,000)
Less treasury stock..............................................................	(1,329,000)	(696,000)
Total stockholders' equity.............................................	84,690,000	77,822,000
Total liabilities and stockholders' equity..........................	$849,066,000	$848,075,000

CNB CORPORATION AND SUBSIDIARY Conway, South Carolina CONSOLIDATED STATEMENT OF INCOME (Unaudited)
	Nine Months Ended
INTEREST INCOME	Sept. 30, 2007	Sept. 30, 2006
Interest and fees on loans.................................................	$ 32,872,000	$ 30,281,000
Interest on investment securities:
Taxable investment securities.........................................	5,234,000	4,372,000
Tax-exempt investment securities...................................	661,000	601,000
Other securities.............................................................	81,000	75,000
Interest on federal funds sold and securities purchased under agreement to resell...............................	1,188,000	789,000
Total interest income.............................................	40,036,000	36,118,000

INTEREST EXPENSE:
Interest on deposits	14,790,000	11,613,000
Interest on federal funds purchased and securities sold under agreement to repurchase ..............................	2,076,000	835,000
Interest on other short-term borrowings............................	49,000	468,000
Total interest expense...........................................	16,915,000	12,916,000
Net interest income.............................................................	23,121,000	23,202,000
Provision for loan losses......................................................	581,000	888,000
Net interest income after provision for loan losses................	22,540,000	22,314,000
Other income:
Service charges on deposit accounts.................................	2,690,000	2,465,000
Gains/(losses) on securities...............................................	9,000	(6,000)
Other operating income....................................................	2,461,000	2,626,000
Total other income...............................................	5,160,000	5,085,000
Other expenses:
Salaries and employee benefits.........................................	10,412,000	10,032,000
Occupancy expense.........................................................	2,406,000	2,428,000
Other operating expenses.................................................	3,491,000	3,752,000
Total other expenses.............................................	16,309,000	16,212,000
Income before income taxes................................................	11,391,000	11,187,000
Income tax provision .......................................................	3,874,000	3,612,000
Net Income.........................................................................	$ 7,517,000	$ 7,575,000

*Per share:
Net income per weighted average shares outstanding........	$ 8.72	$ 8.74

Cash dividend paid per share............................................	$ 0	$ 0

Book value per actual number of shares outstanding..........	$ 98.52	$ 90.10

Weighted average number of shares outstanding................	862,510	866,258

Actual number of shares outstanding..................................	859,617	863,686

*Adjusted for the effect of a 10% stock dividend issued during 2007. Member Federal Reserve System - Member FDIC

CNB CORPORATION BOARD OF DIRECTORS
Harold G. Cushman, Jr., Chairman
James W. Barnette, Jr.	William O. Marsh
William R. Benson	George F. Sasser
Harold G. Cushman, III	Lynn G. Stevens
W. Jennings Duncan	John C. Thompson
Edward T. Kelaher

CONWAY NATIONAL BANK OFFICERS

W. Jennings Duncan	President
L. Ford Sanders, II	Executive Vice President
William R. Benson	Senior Vice President
Marion E. Freeman, Jr.	Senior Vice President
Phillip H. Thomas	Senior Vice President
M. Terry Hyman	Senior Vice President
Raymond Meeks	Vice President
A. Mitchell Godwin	Vice President
Jackie C. Stevens	Vice President
Betty M. Graham	Vice President
Ernest J. Lareau	Vice President
F. Timothy Howell	Vice President
E. Wayne Suggs	Vice President
Janice C. Simmons	Vice President
Patricia C. Catoe	Vice President
W. Michael Altman	Vice President
Boyd W. Gainey, Jr.	Vice President
William Carl Purvis	Vice President
Bryan T. Huggins	Vice President
Virginia B. Hucks	Vice President
W. Page Ambrose	Vice President
L. Ray Wells	Vice President
L. Kay Benton	Vice President
Gail S. Sansbury	Assistant Vice President
Roger L. Sweatt	Assistant Vice President
Timothy L. Phillips	Assistant Vice President
Helen A. Johnson	Assistant Vice President
Elaine H. Hughes	Assistant Vice President
Gwynn D. Branton	Assistant Vice President
Tammy S. Scarberry	Assistant Vice President
D. Scott Hucks	Assistant Vice President
Carlis L. Causey	Assistant Vice President
Jeffrey P. Singleton	Assistant Vice President
Sherry S. Sawyer	Banking Officer
Rebecca G. Singleton	Banking Officer
Josephine C. Fogle	Banking Officer
Debra B. Johnston	Banking Officer
Freeman R. Holmes, Jr.	Banking Officer
Doris B. Gasque	Banking Officer
Jennie L. Hyman	Banking Officer
Marsha S. Jordan	Banking Officer
Sylvia G. Dorman	Banking Officer
Marcie T. Shannon	Banking Officer
Caroline P. Juretic	Banking Officer
Sheila A. Graham	Banking Officer
John H. Sawyer, Jr.	Banking Officer
Nicole Scalise	Banking Officer
Janet F. Carter	Banking Officer
Dawn L. DePencier	Banking Officer
Steven D. Martin	Banking Officer
Carol M. Butler	Banking Officer
W. Eugene Gore, Jr.	Banking Officer
James P. Jordan, III	Banking Officer
John M. Proctor	Banking Officer
Whitney H. Hughes	Banking Officer